Exhibit 99.1
The unaudited historical information of Trident Microsystems, Inc. provided below reflects what Trident would have reported in earnings press releases in previous quarters if Trident had been publishing full, instead of abbreviated, financial statements. Trident is providing this additional information along with a full GAAP to non-GAAP reconciliation to its financial statements as a service to investors who generally maintain a spreadsheet model of historical information and have requested this information to help them maintain their models.
About Non-GAAP Adjustments
To supplement the consolidated financial results prepared under GAAP, Trident uses a non-GAAP conforming measure of net income that is GAAP net income adjusted to exclude certain costs, expenses and gains. Non-GAAP net income gives an indication of Trident’s baseline performance before gains, losses or other charges that are considered by management to be outside the company’s core operating results. In addition, non-GAAP net income is among the primary indicators management uses as a basis for planning and forecasting future periods. These measures are neither in accordance with, nor an alternative for, GAAP and may be materially different from non-GAAP measures used by other companies. Trident computes non-GAAP net income by various items, including stock based compensation, expenses related to the stock option investigation and related matters and those related to acquisition of Trident’s minority interest held by its Taiwanese subsidiary, including amortization of intangible assets and charges for in process research and development costs. A reconciliation of net income/loss on a GAAP basis to non-GAAP net income is provided in a table following the non-GAAP consolidated financial statements.

TRIDENT MICROSYSTEMS, INC
CONDENSED CONSOLIDATED INCOME STATEMENTS
(ON A GAAP BASIS)
FY 2006-2007 (UNAUDITED)

	ACT	ACT	ACT	ACT	ACT	ACT	ACT	ACT	ACT	ACT	GROWTH
USD in Thousand	Q106	Q206	Q306	Q406	Q107	Q207	Q307	Q407	FY06	FY07	FY07/06

Product Sales	33,203	40,614	44,743	52,882	71,363	68,260	60,579	70,593	171,442	270,795	58%

Total Sales	33,204	40,614	44,743	52,882	71,363	68,260	60,579	70,593	171,442	270,795	58%

Cost of Good Sold	14,454	18,533	20,531	24,302	34,546	32,126	29,376	35,826	77,820	131,874	69%

IA Amortization	1,192	1,164	1,383	1,389	1,385	1,385	1,486	1,486	5,128	5,742	12%
Stock Comp. Exp	6	34	39	34	101	135	131	159	113	526	—
Total Cost	15,652	19,731	21,953	25,725	36,032	33,646	30,993	37,471	83,061	138,142	66%

Gross Margin	17,552	20,883	22,790	27,156	35,332	34,613	29,586	33,122	88,381	132,653	50%
%	52.9%	51.4%	50.9%	51.4%	49.5%	50.7%	48.8%	46.9%	51.6%	49.0%

R&D	7,326	8,359	8,627	9,497	9,403	10,973	11,284	12,856	33,809	44,516	32%
%	22.1%	20.6%	19.3%	18.0%	13.2%	16.1%	18.6%	18.2%	19.7%	16.4%

S&M	2,277	2,262	2,435	2,832	4,249	3,596	3,837	3,624	9,805	15,306	56%
%	6.9%	5.6%	5.4%	5.4%	6.0%	5.3%	6.3%	5.1%	5.7%	5.7%

G&A	3,481	3,880	4,503	4,169	8,275	9,135	6,861	7,814	16,033	32,084	100%
%	10.5%	9.6%	10.1%	7.9%	11.6%	13.4%	11.3%	11.1%	9.4%	11.8%

IA Amortization	36	36	134	134	134	134	167	167	341	603	77%
%	0.1%	0.1%	0.3%	0.3%	0.2%	0.2%	0.3%	0.2%	0.2%	0.2%

Total Operating Expense	13,120	14,536	15,699	16,632	22,061	23,838	22,148	24,461	59,987	92,508	54%
%	39.5%	35.8%	35.1%	31.5%	30.9%	34.9%	36.6%	34.7%	35.0%	34.2%

Operating Profit (Loss)	4,431	6,347	7,091	10,524	13,270	10,776	7,437	8,661	28,393	40,144	41%
%	13.3%	15.6%	15.8%	19.9%	18.6%	15.8%	12.3%	12.3%	16.6%	14.8%

Interest and other income	411	476	329	1,066	2,292	1,301	1,658	1,586	2,282	6,836	41%

Earning Before Taxes	4,843	6,822	7,419	11,591	15,562	12,077	9,095	10,247	30,675	46,981	53%

Provision for Taxes	1,020	(371)	1,831	3,837	4,859	4,848	3,369	3,597	6,316	16,673
TAX RATE	21.1%	-5.4%	24.7%	33.1%	31.2%	40.1%	37.0%	35.1%	20.6%	35.5%

Cum. Eff of chg in actg princ	1,819	0	0	0	(190)	0	0	0	1,819	(190)

Net Income(Loss)	5,642	7,193	5,588	7,753	10,513	7,229	5,726	6,650	26,176	30,118	15%
%	17.0%	17.7%	12.5%	14.7%	14.7%	10.6%	9.5%	9.4%	15.3%	11.1%

EPS — Diluted	$0.09	$0.12	$0.09	$0.12	$0.17	$0.11	$0.09	$0.10	$0.42	$0.48	14%

Fully Diluted Shares	62,049	62,418	63,716	63,738	63,116	63,501	63,440	63,571	62,526	63,380

TRIDENT
MICROSYSTEMS, INC
CONDENSED CONSOLIDATED INCOME STATEMENTS
(ON A NON-GAAP BASIS)
FY 2006-2007 (UNAUDITED)

	ACT	ACT	ACT	ACT	ACT	ACT	ACT	ACT	ACT	ACT	GROWTH
USD in Thousand	Q106	Q206	Q306	Q406	Q107	Q207	Q307	Q407	FY06	FY07	FY07/06

Product Sales	33,204	40,614	44,743	52,882	71,363	68,260	60,579	70,593	171,443	270,795	58%

Total Sales	33,204	40,614	44,743	52,882	71,363	68,260	60,579	70,593	171,442	270,795	58%
Growth%	59%	22%	10%	18%	35%	-4%	-11%	17%	148.4%	58.0%

Cost of Good Sold	14,454	18,533	20,531	24,302	34,546	31,211	29,376	35,826	77,820	130,959	68%

Total Cost	14,454	18,533	20,531	24,302	34,546	32,126	29,376	35,826	77,819	131,874	69%

Gross Margin	18,750	22,081	24,212	28,580	36,817	36,134	31,203	34,767	93,623	138,921	48%
%	56.5%	54.4%	54.1%	54.0%	51.6%	52.9%	51.5%	49.2%	54.6%	51.3%

R&D	5,677	6,005	6,032	7,184	7,225	8,659	9,003	10,288	24,898	35,175	41%
%	17.1%	14.8%	13.5%	13.6%	10.1%	12.7%	14.9%	14.6%	14.5%	13.0%

S&M	2,227	2,142	2,288	2,667	3,861	3,392	3,059	3,264	9,324	13,576	46%
%	6.7%	5.3%	5.1%	5.0%	5.4%	5.0%	5.0%	4.6%	5.4%	5.0%

G&A	2,666	2,873	3,493	3,324	3,116	2,438	2,957	2,677	12,355	11,188	-10%
%	8.0%	7.1%	7.8%	6.3%	4.4%	3.6%	4.9%	3.8%	7.2%	4.1%

Total Operating Expense	10,570	11,020	11,813	13,175	14,202	14,489	15,019	16,229	46,577	59,939	29%
%	31.8%	27.1%	26.4%	24.9%	19.9%	21.2%	24.8%	23.0%	27.2%	22.1%

Operating Profit (Loss)	8,180	11,061	12,399	15,405	22,615	21,645	16,184	18,538	47,045	78,982	68%
%	24.6%	27.2%	27.7%	29.1%	31.7%	31.7%	26.7%	26.3%	27.4%	29.2%

Interest and other income	512	643	570	1,116	2,292	1,301	1,442	1,586	2,841	6,621	133%

Earning Before Taxes	8,692	11,704	12,969	16,521	24,907	22,946	17,626	20,124	49,886	85,603

Provision for Taxes	1,020	(371)	1,832	3,837	4,859	4,848	3,369	3,597	6,317	16,673	164%
NON-GAAP TAX RATE	11.7%	-3.2%	14.1%	23.2%	19.5%	21.1%	19.1%	17.9%	12.7%	19.5%

Non-GAAP Net Income(Loss)	7,672	12,075	11,137	12,684	20,048	18,098	14,257	16,527	43,569	68,930	58%
%	23.1%	29.7%	24.9%	24.0%	28.1%	26.5%	23.5%	23.4%	25.4%	25.5%

Non-GAAP EPS — Diluted	$0.12	$0.19	$0.17	$0.20	$0.32	$0.28	$0.22	$0.26	$0.70	$1.09	56%

Fully Diluted Shares	62,049	62,418	63,716	63,738	63,116	63,501	63,440	63,571	62,526	63,380

Excluded in Non-GAAP:
IP Amortization	1,228	1,200	1,517	1,524	1,519	1,519	1,654	1,653	5,469	6,345
Stock Comp Exp.	2,520	3,515	3,791	3,357	3,599	3,502	4,038	4,467	13,183	15,607
Stock option related legal fees	0	0	0	0	4,227	5,722	3,056	3,756	0	16,761
Stock Gain Adjustments	0	0	0	0	0	127	0	0	0	127
Investment (Gain)/Loss	101	167	242	50	0	0	(216)	0	560	(216)
Cum. Eff of chg in actg princ	(1,819)	0	0	0	190	0	0	0	(1,819)	190
Total	2,030	4,882	5,550	4,931	9,535	10,870	8,532	9,876	17,394	38,814

Trident Microsystems, Inc
Reconciliation between net income on a GAAP basis and Non-GAAP net income
(Unaudited)

	ACT	ACT	ACT	ACT	ACT	ACT	ACT	ACT	ACT	ACT
	Q106	Q206	Q306	Q406	Q107	Q207	Q307	Q407	FY06	FY07
Net Income (GAAP)	5,642	7,193	5,588	7,753	10,513	7,229	5,726	6,650	26,176	30,118

Amortization of Intangibles
Cost of Sales	1,192	1,164	1,383	1,389	1,385	1,385	1,486	1,486	5,128	5,742
S&M	36	36	134	134	134	134	167	167	341	603

Total amortization of intangibles	1,228	1,200	1,517	1,524	1,519	1,519	1,654	1,653	5,469	6,345

Stock-based compensation
Cost of Sales	6	34	39	34	101	135	131	159	113	526
R&D	1,650	2,354	2,595	2,312	2,177	2,243	2,282	2,568	8,911	9,270
S&M	49	120	147	165	388	204	778	360	481	1,730
G&A	815	1,007	1,010	845	933	919	848	1,380	3,678	4,080

Total stock-based compensation	2,520	3,515	3,791	3,356	3,599	3,502	4,038	4,467	13,183	15,607

Loss/(Gain) on investment, net	100	167	242	50	0	0	(216)	0	560	(216)

Section 409A stock compensation	0	0	0	0	0	127	0	0	0	127

Stock Option related Legal Fees	0	0	0	0	4,227	5,722	3,056	3,756	0	16,761

Cumulative effect of change in Acct Princ	(1,819)	0	0	0	190	0	0	0	(1,819)	190

Net Income (Non-GAAP)	7,672	12,075	11,137	12,684	20,048	18,098	14,257	16,527	43,569	68,930

GAAP EPS — Diluted	$0.09	$0.12	$0.09	$0.12	$0.17	$0.11	$0.09	$0.10	$0.42	$0.48

Non-GAAP EPS — Diluted	$0.12	$0.19	$0.17	$0.20	$0.32	$0.29	$0.22	$0.26	$0.70	$1.09

Fully Diluted Shares	62,049	62,418	63,716	63,738	63,116	63,501	63,440	63,571	62,526	63,380